UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2025

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Arbutus Biopharma Corporation

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-34949	98-0597776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Veterans Circle

Warminster, Pennsylvania 18974

(Address of Principal Executive Offices) (Zip Code)

(267) 469-0914

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

In December 2021, Arbutus Biopharma Corporation (“Arbutus”) entered into a technology transfer and license agreement (the “License Agreement”) with Qilu Pharmaceutical Co., Ltd. (“Qilu”), pursuant to which Arbutus granted Qilu an exclusive (except as to certain retained rights), sublicensable, royalty-bearing license, under certain intellectual property owned by Arbutus, to develop, manufacture and commercialize its lead compound, imdusiran, in China, Hong Kong, Macau and Taiwan (“Greater China and Taiwan”).

In light of Qilu’s pipeline reprioritization efforts and Arbutus’ renewed focus on advancing its pipeline efficiently, on June 20, 2025, Arbutus and Qilu mutually agreed to conclude the strategic partnership and entered into a Termination Agreement filed herewith as Exhibit 10.1. There were no payments associated with the termination and all rights granted under the License Agreement for imdusiran in Greater China and Taiwan have reverted to Arbutus.

The foregoing summary of the material terms of the License Agreement is qualified in its entirety by the complete terms and conditions of the License Agreement, filed with the Securities and Exchange Commission on March 3, 2022 as Exhibit 10.41 to Arbutus’ Annual Report on Form 10-K for the year ended December 31, 2021.

Item 8.01. Other Events.

On June 25, 2025, Arbutus issued a press release announcing the reacquisition of imdusiran rights in Greater China and Taiwan, the termination of the License Agreement with Qilu, and its new Scientific Advisory Board. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1†	Termination Agreement, dated June 20, 2025, by and between Arbutus Biopharma Corporation and Qilu Pharmaceutical Co., Ltd.
99.1	Press Release dated June 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain confidential portions of the agreement were omitted by means of marking such portions with brackets (due to the registrant customarily and actually treating such information as private or confidential and such omitted information not being material) pursuant to Item 601 of Regulation S-K promulgated by the SEC. Arbutus agrees to supplementally furnish a copy of any confidential portions to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: June 25, 2025	By:	/s/ Tuan Nguyen
Tuan Nguyen
Chief Financial Officer